Exhibit 32.1

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Female Health Company (the “Company”) certifies that the Annual Report on Form 10-KSB of the Company for the year ended September 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and information contained in that Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 29, 2003                                          /s/ O.B. Parrish
                                                                                   _____________________________________
                                                                                   O.B. Parrish
                                                                                   Chief Executive Officer

Dated: December 29, 2003                                         /s/ Robert R. Zic
                                                                                   _____________________________________
                                                                                   Robert R. Zic, Principal
                                                                                   Accounting Officer

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.